UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2021 adomani, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38078	46-0774222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1215 Graphite Drive

Corona, California 92881

(Address of principal executive offices) (Zip Code)

(951) 407-9860

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	ADOM	OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☒

Item 1.01 Entry into a Material Definitive Agreement.

On February 16, 2021, ADOMANI, Inc., a Delaware corporation (“ADOMANI”) entered into a definitive agreement to acquire Envirotech Drive Systems, Inc., a Delaware corporation (“EVT”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), by and among ADOMANI, EVT, and EVT Acquisition Company, Inc., a Delaware corporation and wholly owned subsidiary of ADOMANI (“Merger Sub”). The Merger Agreement provides that ADOMANI will acquire EVT by way of a merger of Merger Sub with and into EVT, with EVT surviving as a wholly owned subsidiary of ADOMANI (the “Merger”). The board of directors of ADOMANI has unanimously approved the Merger, the Merger Agreement, and the transactions contemplated thereby.

Under the terms of the Merger Agreement, ADOMANI will issue an aggregate of 142,558,000 shares of the common stock, par value $0.00001 per share, of ADOMANI (“Common Stock”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of the common stock, par value $0.0001 per share, of EVT (other than dissenting shares, if any, and cancelled shares) will be automatically converted into the right to receive one share of Common Stock. Following the completion of the Merger, the stockholders of EVT will hold approximately 56% of the total issued and outstanding shares of Common Stock.

Following the closing of the Merger the board of directors of ADOMANI will be comprised of seven members, four of whom will be recommended by EVT and three of whom will be recommended by ADOMANI.

ADOMANI and EVT have each agreed to make customary representations, warranties and covenants in the Merger Agreement.

During the period from the date of the Merger Agreement until the Effective Time, ADOMANI and EVT have each agreed to conduct their respective businesses in the ordinary course and in a manner consistent with past practice, and not to take certain actions prior to the Effective Time without the consent of the other party.

The closing of the Merger is subject to customary conditions, including, among others: (i) the absence of any governmental order restraining, enjoining or otherwise making illegal the consummation of the transactions contemplated by the Merger Agreement; (ii) the approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, by the requisite stockholders of EVT; (iii) the accuracy of the parties’ representations and warranties contained in the Merger Agreement (subject to certain materiality qualifications); (iv) the parties’ compliance with the covenants and agreements in the Merger Agreement in all material respects; and (v) the absence of any material adverse effect on either ADOMANI or EVT.

The Merger Agreement contains customary termination rights for each of ADOMANI and EVT, including, among other bases for termination, if the Merger is not consummated on or before March 31, 2021.

The Merger is expected to close in the first quarter of 2021.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been attached to this Current Report on Form 8-K to provide investors with information regarding its terms. The Merger Agreement is not intended to provide any other factual information about ADOMANI, EVT or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates set forth therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to important qualifications and limitations agreed upon by the parties for the purposes of allocating contractual risk among such parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to such contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in ADOMANI’s public disclosures.

Item 8.01	Other Events.

On February 17, 2021, ADOMANI issued a press release announcing its entry into the Merger Agreement, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated February 16, 2021, by and among ADOMANI, Inc., EVT Acquisition Company, Inc., and Envirotech Drive Systems, Inc.
99.1	Press Release of ADOMANI, Inc., dated February 17, 2021.

Forward-Looking Statements

Statements used in this report that relate to the expected timing, completion and effects of the Merger and the other transactions contemplated by the Merger Agreement and all other statements in this Current Report on Form 8-K and the exhibits furnished or filed herewith, other than historical facts, are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. These statements are based upon current information and expectations. Readers are cautioned not to place undue reliance on these forward-looking statements, and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. ADOMANI may not be able to complete the proposed transaction on the terms described above or at all because of a number of factors, including, without limitation: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the failure of the parties to satisfy the closing conditions to the Merger; and (iii) the effect of the announcement of the Merger on the ability of the parties to retain and hire key personnel, maintain relationships with their customers and suppliers, and maintain their operating results and business generally. These forward-looking statements should not be relied upon as representing ADOMANI’s views as of any date subsequent to the date hereof. For additional information concerning the risks affecting ADOMANI’s business and other risks and uncertainties that could affect these statements, see ADOMANI’s Annual Report on Form 10-K for the year ended December 31, 2019, as well as other risks and uncertainties detailed from time to time in ADOMANI’s reports on Forms 10-K, 10-Q and 8-K subsequently filed with the Securities and Exchange Commission. ADOMANI undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOMANI, Inc.

Dated: February 17, 2021	By:	/s/ Michael K. Menerey
Michael K. Menerey
Chief Financial Officer